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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2000


                          EDGEWATER TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                       0-20971                71-0788538
(State of other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

         234 East Millsap Road
         Fayetteville, Arkansas                                   72703
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (501) 973-6000


                                 STAFFMARK, INC.
            (Former name or address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

         On June 29, 2000, Edgewater Technology, Inc. f/k/a StaffMark, Inc. (the "Company"), pursuant to a Purchase Agreement dated as of May 16, 2000 by and between the Company and Stephens Group, Inc., an Arkansas corporation (the "Buyer"), sold all of its subsidiaries and the assets and liabilities of its Commercial Services Segment (the "Commercial Division") to affiliate entities of the Buyer (the "Transaction"). As consideration in the Transaction, the Company received gross proceeds payable in cash in the amount of $190.1 million. As part of the Transaction, the Company sold the name "StaffMark" as that was the name used by the Commercial Division. On June 29, 2000, the Company changed its name from "StaffMark, Inc." to "Edgewater Technology, Inc."

Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               See Item 99.2 below.

         (c)   Exhibits.

               2.1 Purchase Agreement, dated as of May 16, 2000, by and among StaffMark, Inc. (n/k/a Edgewater Technology, Inc.) and Stephens Group, Inc.

               99.1  Edgewater Technology, Inc. Press Release dated June 29,
                     2000.

               99.2 The following Unaudited Pro Forma Financial Statements of the Company:

                     Unaudited Pro Forma Balance Sheet as of March 31, 2000. Unaudited Pro Forma Income Statement for the Three
                               Months Ended March 31, 2000.
                     Unaudited Pro Forma Income Statement for the Twelve
                               Months Ended December 31, 1999.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EDGEWATER TECHNOLOGY, INC.
                                      (Registrant)

Dated: July 14, 2000                By:  /s/ Terry C. Bellora
                                         ---------------------------
                                             Terry C. Bellora
                                             Chief Financial Officer


                               INDEX TO EXHIBITS

         Exhibit
         Number                Description
         ------                -----------

          2.1 Purchase Agreement, dated as of May 16, 2000, by and among StaffMark, Inc. (n/k/a Edgewater Technology, Inc.) and Stephens Group, Inc.

          99.1  Edgewater Technology, Inc. Press Release dated June 29, 2000.

          99.2  The following Unaudited Pro Forma Financial Statements of the
                Company:

                Unaudited Pro Forma Balance Sheet as of March 31, 2000. Unaudited Pro Forma Income Statement for the Three
                    Months Ended March 31, 2000.
                Unaudited Pro Forma Income Statement for the Twelve
                    Months Ended December 31, 1999.